Exhibit 10.1

FORBEARANCE AGREEMENT

THIS FORBEARANCE AGREEMENT (this “Agreement”), dated as of November 22, 2024, is made by and among ERIN PROPERTY HOLDINGS, LLC, a Georgia limited liability company (“Borrower”), ERIN NURSING, LLC, a Georgia limited liability company (“Erin Nursing”), and REGIONAL HEALTH PROPERTIES, INC. AS SUCCESSOR BY MERGER TO ADCARE

HEALTH SYSTEMS, INC., a Georgia corporation (“RHP”) (together with Erin Nursing, “Guarantors”) (Guarantors together with Borrower, the “Loan Parties”), and CADENCE BANK, a Mississippi bank, as successor by name change to BancorpSouth Bank, as successor by merger to Cadence Bank, N.A., as successor by merger to State Bank and Trust Company, as successor by merger to Bank of Atlanta (“Lender”).

PRELIMINARY STATEMENTS:

A.
The Loan Parties and Lender are parties to that certain term loan agreement dated July 27, 2011 (as amended, restated, supplemented or otherwise modified from time to time prior to the date hereof, the “Credit Agreement”), pursuant to which Lender made a certain loan available to Borrower in the original principal amount of FIVE MILLION AND NO/100 DOLLARS ($5,000,000.00) (the “Loan”).
B.
The Loan is evidenced by that certain term note dated July 27, 2011, executed by Borrower to the order of Lender in the original principal amount of FIVE MILLION AND NO/100 DOLLARS ($5,000,000.00) (the “Note”).
C.
Erin Nursing executed in favor of Lender that certain guaranty dated July 27, 2011 and that certain United States Department of Agriculture Rural Development unconditional guarantee business and industry guaranteed loan program dated July 27, 2011 (collectively, the “Erin Nursing Guaranties”) whereby Erin Nursing unconditionally, absolutely, jointly and severally agreed to guarantee the payment and performance of all of Borrower’s obligations under the Loan Documents.
D.
RHP executed in favor of Lender that certain guaranty dated July 27, 2011 and that certain United States Department of Agriculture Rural Development unconditional guarantee business and industry guaranteed loan program dated July 27, 2011 (the “RHP Guaranties”) (together with the Erin Nursing Guaranties, the “Guaranties”) whereby RHP unconditionally, absolutely, jointly and severally agreed to guarantee the payment and performance of all of Borrower’s obligations under the Loan Documents.
E.
As collateral for the Loan, among other things, (i) Borrower granted Lender a first priority security interest in certain assets of Borrower pursuant to that certain security agreement executed by and between Borrower and Lender dated July 27, 2011 (the “Security Agreement”), (ii) Borrower granted Lender a first priority pari passu security interest in those certain premises located at 606 Simmons Street, Dublin, Laurens County, Georgia 30121 (“Property”) pursuant to that certain deed to secure debt and security agreement dated July 27, 2011 and recorded on July 29, 2011 at Deed Book 2277, Page 79 of the public records of Laurens County, Georgia (the “Security Deed”), (iii) Borrower granted Lender a first priority pari pasu security interest in the Property pursuant to that certain deed to secure debt and security agreement dated July 27, 2011 and recorded on July 29, 2011 at Deed Book 2277, Page 105 of the public records of Laurens County, Georgia (the “ALR”) (together with the Security Agreement, the Security Deed, and any other security instruments granted in favor of Lender as collateral for the Note, the “Collateral Documents”) (the Collateral Documents together with the Note,

Cadence_Erin Properties - Forbearance Agreement(4617369.1)

the Credit Agreement, the Guaranties and any other documents executed in connection with the Note, the “Loan Documents”); and

F.
Borrower has failed to pay the monthly payments owed under the Note (the “Subject Default”).
G.
The Lender is not willing to waive the Subject Default.
H.
The Loan Parties have advised Lender that Borrower and Guarantors intend to pursue a refinancing transaction with a third party lender which will pay off the Note in full (the “Refinancing Transaction”), and the Loan Parties have requested that the Lender temporarily forbear from exercising certain rights and remedies under the Loan Documents in order to afford the Loan Parties the opportunity to do so.
I.
In order to accommodate the Loan Parties’ request, during and only during the period (the “Standstill Period”) beginning on the date of this Agreement and ending at 5:00 p.m. Eastern prevailing time on May 22, 2025 (the “Scheduled Standstill Expiration Date,” as such date may be extended in writing by Lender), Lender is willing to temporarily forbear from exercising certain rights and remedies available solely by reason of the Subject Default on the terms and conditions set forth in this Agreement.

NOW, THEREFORE, in consideration of the premises and agreements, provisions and covenants herein contained, the parties hereto agree as follows:

SECTION 1. Definitions. The parties hereto acknowledge that the Recitals set forth above are true and correct in all material respects. The defined terms in the Recitals set forth above are hereby incorporated into this Agreement by reference. All other capitalized terms used, but not defined in this Agreement shall have the respective meanings specified in the Credit Agreement.

SECTION 2. Forbearance.

(a)
Amounts Owing. The Loan Parties hereto acknowledge and agree that the principal amount of Loan as of opening of business on November 22, 2024, is $4,469,944.23 ($3,655,854.06 in principal, $205,566.03 in interest, $13,105.95 in late charges, $16,205.18 in miscellaneous fees, $579,213.01 in statutory attorney’s fees) (together with additional interest and fees continuing to accrue in accordance with the terms of the Note) and has been properly accelerated and is justly and truly owed jointly and severally by the Loan Parties without defense, offset or counterclaim. The Loan Parties waive any further notice of acceleration of the outstanding balance owed under the Loan Documents.
(b)
Acknowledgment of Defaults. The Subject Default constitute Events of Default under the Credit Agreement. The Loan Parties acknowledge that, because of the Subject Default, Lender is permitted and entitled the provisions of the Credit Agreement and under the other Loan Documents to decline to provide further credit to the Borrower, to terminate any commitments, to enforce liens granted under the Collateral Documents, and to exercise any other rights or remedies that may be available under the Loan Documents or under applicable law. The Loan Parties represent to Lender that there are no Defaults or Events of Default other than the Subject Default.
(c)
Forbearance. Unless and until a Standstill Termination occurs, Lender will not enforce any of the liens granted under the Collateral Documents or exercise any other rights or remedies available solely by reason of the Subject Default.
(d)
Interest and Fee Payments. During the Standstill Period, the Borrower shall make monthly payments of principal and interest in accordance with the terms of the Note with interest continuing to accrue in accordance with the terms of the Note which amounts shall remain the obligation of Borrower and Guarantor. Notwithstanding this Agreement or the existence of the Standstill Period, Lender hereby reserves the right to impose any default rate, pursuant to the terms of the Loan Documents
(e)
Additional Agreements.
(i)
Milestones. The Loan Parties shall comply with each of the following milestones by the dates set forth below:
(1)
On or before November 22, 2024, Borrower and Guarantors shall reimburse Lender for all of its costs and expenses (including all attorneys’ fees and expenses) incurred by Lender in connection with this Agreement or that are otherwise outstanding which are estimated to be $22,000. Lender, at its discretion, is authorized (x) to charge said fees, costs and expenses to Borrower’s loan account or any of Borrower’s deposit accounts or (y) to directly invoice Borrower for such fees, costs and expenses.
(2)
On or before November 22, 2024, Borrower shall pay Lender

$318,044.21 which amount will be applied to amounts owed under the Note in Lender’s sole discretion.

(3)
On or before the Scheduled Standstill Expiration Date, Borrower and Guarantor shall pay Lender all remaining amounts owing under the Note in full.
(ii)
Restrictions on Restricted Payments. The Loan Parties acknowledge and agree that from and after the date of this Agreement, they and their subsidiaries are prohibited from making any distribution of any equity interests.
(iii)
Restrictions on Indebtedness and Liens. The Loan Parties acknowledge and agree that they are prohibited from creating, incurring, assuming or suffering to exist any further indebtedness of any type. The Loan Parties acknowledge and agree that they are prohibited from creating, incurring, assuming or suffering to exist any liens other than Lender’s liens.
(iv)
No Changes to Organizational Structure. Without the prior written consent of Lender, no Loan Party, nor any of their subsidiaries, may issue any equity interests other than those presently outstanding, nor dispose of any equity interests, nor form, acquire, dissolve or merge any corporate person, nor may Borrower or any subsidiary migrate from one jurisdiction to another, in each case without the prior written consent of Lender.

SECTION 3. No Defenses or Claims. The Loan Parties, jointly and severally, hereby acknowledge and agree that they do not have any defense, counterclaim, offset, cross-complaint, claim, or demand of any kind or nature whatsoever against the Lender, including, without limitation, any usury or lender liability claim or defense, arising out of the Loan Documents or any past relationship between or among the Loan Parties and the Lender that can be asserted by any Loan Party, either to reduce or eliminate all or part of their liability for the obligations under the Loan Documents or to seek affirmative relief or damages of any kind from the Lender. The Loan Parties further acknowledge that, to the extent that any such claim should in fact exist, including, without limitation, any usury or lender liability claim, it is being fully, finally, and irrevocably released as provided herein.

SECTION 4. Standstill Termination. As used in this Agreement, “Standstill Termination” shall mean the occurrence of the Scheduled Standstill Expiration Date, or, if earlier, the occurrence of any one or more of the following events: (a) any Default or Event of Default under the Credit Agreement, in each case other than the Subject Default; (b) any failure by any Loan Party for any reason to comply with any term, condition, or provision contained in this Agreement; (c) any failure by any Loan Party for any reason to comply with any term, condition, or provision contained in that certain forbearance agreement by and between Borrower and Guarantors, on one hand, and Lender, on the other hand, dated November , 2024 relating to that certain U.S. Small Business Administration note made by Borrower to Lender dated July 27, 2011 in the original principal amount of $800,000 bearing SBA Loan # 47671350-10; (d) any representation made by any Loan Party in this Agreement or pursuant to it proves to be incorrect or misleading in any material respect when made; or (e) any material adverse effect shall occur as determined in good faith by Lender. The occurrence of any Standstill Termination shall be deemed a Default and an Event of Default under the Credit Agreement and a default under any other Loan Documents. Upon the occurrence of a Standstill Termination, the Standstill Period is automatically terminated and Lender is then permitted and entitled under the Credit Agreement and the other Loan Documents, among other things, to foreclose on one or more of Collateral Documents, and to exercise any other rights and remedies that may be available under the Loan Documents or applicable law

SECTION 5. Conditions to Effectiveness. This Agreement shall become effective on and as of the Business Day on which the following conditions shall have been satisfied (such date, the “Effective Date”):

(a)
The due execution of this Agreement by each party hereto and delivery to Lender of true, accurate and complete originals of the signature pages duly executed by the Loan Parties.
(b)
Payment of the amounts referenced in 2(e)(i).

SECTION 6. Representations and Warranties: As of the date hereof, the Loan Parties hereby represent and warrant as follows:

(a)
The execution and delivery of this Agreement by the Loan Parties, and the performance by each of the Loan Parties of their respective obligations under this Agreement and each of the other Loan Documents delivered in connection herewith to which the Loan Parties are a party, is within their respective requisite powers, have been duly authorized by all necessary corporate or other organizational action, and do not and will not (i) contravene the terms of the organization documents of Borrower, (ii) conflict with or result in any breach or contravention of, or the creation of any lien under (x) any provision of any security issued by Borrower or of any agreement, instrument or other undertaking to which Borrower is a party or by which it or any of its property is bound or (y) any order, injunction, writ or decree of any governmental authority or any arbitral award to which Borrower, Guarantors, or Borrower’s or Guarantors’ property is subject, or (iii) violate any law, where any such conflict, breach or default referred to in clause (ii) or (iii) above would reasonably be expected to have, individually or in the aggregate, a material adverse effect;

(b)
No approval, consent, exemption, authorization, or other action by, or notice to, or filing with, any governmental authority or any other person is necessary or required in connection with the due execution and delivery of this Agreement by Borrower, and in connection with the performance by, or enforcement against, Borrower of its obligations under this Agreement or any other Loan Document entered into in connection herewith to which it is a party, except for the authorizations, consents, approvals, notices, registrations, filings, permits or actions that have been duly obtained, taken, given or made and are in full force and effect;
(c)
This Agreement has been, and each other Loan Document to be delivered by Borrower and Guarantors in connection herewith will have been, duly executed and delivered by Borrower and Guarantors. This Agreement and each of the other Loan Documents delivered in connection herewith constitute legal, valid and binding obligations of Borrower and Guarantors, enforceable against the Loan Parties in accordance with their respective terms; and
(d)
The representations and warranties of the Loan Parties contained in the Credit Agreement or in any other Loan Document are true and correct in all material respects (and in all respects, if already qualified by materiality or material adverse effect) as of the date hereof after giving effect to this Agreement, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct in all material respects (and in all respects, if already qualified by materiality or material adverse effect) as of such earlier date.

SECTION 7. No Waiver and Reservation of Rights. Before execution and delivery of this Agreement, the Lender had no obligation to modify, extend, or otherwise amend the terms and conditions of the Loan Documents, or to negotiate with the Loan Parties or any other person or entity concerning any of the foregoing. The Loan Parties agree that the Lender’s execution of this Agreement does not create any such obligations other than as expressly set forth herein. The Loan Parties acknowledge that the Lender is not waiving or excusing any defaults under the Loan Documents, including, the Subject Default, but is simply agreeing to forbear from exercising its rights with respect to the Subject Default to the extent expressly set forth in this Agreement. Without limiting the generality of the foregoing, the Loan Parties acknowledge and agree that immediately upon expiration of the Standstill Period, Lender has all of its rights and remedies with respect to the Subject Default to the same extent, and with the same force and effect, as if the forbearance had not occurred. The Loan Parties will not assert and hereby forever waive any right to assert that Lender is obligated in any way to continue beyond the Standstill Period to forbear from enforcing its rights or remedies or that the Lender is not entitled to act on the Subject Default after the occurrence of a Standstill Termination as if such default had just occurred and the Standstill Period had never existed. The Loan Parties acknowledge that the Lender has made no representations as to what actions, if any, Lender will take after the Standstill Period or upon the occurrence of any Standstill Termination, a Default or Event of Default, and Lender must and does hereby specifically reserve any and all rights, remedies, and claims they have (after giving effect hereto) with respect to the Subject Default and each other Default or Event of Default that may occur.

SECTION 8. Acknowledgment of Liens. The Loan Parties hereby acknowledge and agree that the Obligations owing to Lender arising out of or in any manner relating to the Loan Documents shall continue to be secured by liens on all assets and property of Borrower, including, without limitation, all accounts, chattel paper, commercial tort claims, deposit accounts, documents, general intangibles, goods (including all farm products, inventory, equipment, and fixtures), instruments, investment property, letter-of-credit rights, letters of credit, money, real estate, and certain other assets and properties of

Borrower whether now owned or existing or hereafter created, acquired or arising, to the extent provided for in the Loan Documents heretofore executed and delivered by the such Loan Parties; and nothing herein contained shall in any manner affect or impair the priority of the liens created and provided for thereby as to the indebtedness, obligations, and liabilities which would be secured thereby prior to giving effect to this Agreement.

SECTION 9. Reference to and Effect on the Existing Credit Agreement.

(a)
Borrower and Guarantors hereby reaffirm their respective obligations under the Collateral Documents and the other Loan Documents, reaffirm the liens granted by Borrower and Guarantors (as applicable) pursuant to the Collateral Documents and confirm that the Collateral Documents and the other Loan Documents remain in full force and effect, without defense, offset or counterclaim by or of Borrower and Guarantors. Each Loan Document, after giving effect to this Agreement, is and shall continue to be in full force and effect and is hereby in all respects ratified and confirmed, except that, on and after the effectiveness of this Agreement, each reference in each of the Loan Documents to the “Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Credit Agreement shall mean and be a reference to the Credit Agreement, as amended by, and after giving effect to, this Agreement.
(b)
Each of Guarantors hereby further waives any defense to their obligations under the Guaranties, based upon or arising out of (i) the modification to the Loan Documents as herein provided, (ii) the taking of any additional security for repayment of the obligations owed under the Loan Documents, and (iii) any act or omission of the Lender occurring on or before the Effective Date. Notwithstanding any language contained in any guarantee, each of Guarantors, to the extent permitted by law, waives any claim or other right which each of Guarantors might now have against any other Loan Party, which arises from the existence or performance of such Guarantor’s liability or other obligations under the above-referenced Guaranties and any other guaranty which each of Guarantors has executed in favor of Lender, including, without limitation, any right of subrogation, reimbursement, exoneration, contribution, indemnification, and any right to participate in any claim or remedy of Lender against any Loan Party or any of the Collateral, whether or not such claim, remedy, or right arises in equity, or under contract, statute, or common law, until the obligations are paid in full.
(c)
The execution, delivery and effectiveness of this Agreement shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of Lender under any of the Loan Documents, or constitute a waiver of any provision of any of the Loan Documents.
(d)
Each party hereto hereby agrees that this Agreement shall be a “Loan Document”.

SECTION 10. RELEASE.

(a)
THE LOAN PARTIES, JOINTLY AND SEVERALLY, HEREBY ACKNOWLEDGE AND AGREE THAT CERTAIN DEFAULTS EXIST UNDER THE LOAN DOCUMENTS, INCLUDING THE SUBJECT DEFAULT, AND THAT THE LENDER IS UNDER NO OBLIGATION WHATSOEVER TO FORBEAR FROM ENFORCING THE LOAN DOCUMENTS. IN CONSIDERATION OF THE TERMS AND CONDITIONS OF THIS AGREEMENT, MADE AT THE REQUEST OF THE LOAN PARTIES, AND FOR VALUE RECEIVED, INCLUDING WITHOUT LIMITATION, THE AGREEMENTS OF LENDER IN THIS AGREEMENT, EACH LOAN PARTY, ON BEHALF OF ITSELF AND ITS SUCCESSORS AND ASSIGNS, AND ITS CURRENT AND FORMER SHAREHOLDERS, MEMBERS, PARENTS, SUBSIDIARIES, DIVISIONS, AFFILIATES, DIRECTORS, OFFICERS, EMPLOYEES, AGENTS, ATTORNEYS, ADVISORS, CONSULTANTS, AND OTHER REPRESENTATIVES (COLLECTIVELY,

THE “RELEASING PARTIES”), HEREBY ABSOLUTELY, UNCONDITIONALLY, AND IRREVOCABLY RELEASES AND FOREVER DISCHARGES THE LENDER, AND ITS CURRENT AND FORMER SHAREHOLDERS, MEMBERS, PARENTS, SUBSIDIARIES, DIVISIONS, AFFILIATES, DIRECTORS, OFFICERS, EMPLOYEES, AGENTS, ATTORNEYS, ADVISORS, CONSULTANTS, AND OTHER REPRESENTATIVES (COLLECTIVELY, THE “RELEASED PARTIES”) OF AND FROM ANY AND ALL CLAIMS (INCLUDING, WITHOUT LIMITATION, ALL COUNTERCLAIMS, CROSSCLAIMS, DEFENSES, RIGHTS OF SET-OFF AND RECOUPMENT), ACTIONS, CAUSES OF ACTION, ACTS AND OMISSIONS, CONTROVERSIES, DEMANDS, SUITS, AND OTHER LIABILITIES (COLLECTIVELY, THE “CLAIMS”) OF EVERY KIND OR NATURE WHATSOEVER, BOTH IN LAW AND IN EQUITY, KNOWN OR UNKNOWN, WHICH ANY RELEASING PARTY HAS OR EVER HAD AGAINST THE RELEASED PARTIES PRIOR TO, THROUGH, AND INCLUDING THIS DATE, INCLUDING, WITHOUT LIMITATION, CLAIMS ARISING OUT OF THE EXISTING FINANCING ARRANGEMENTS BETWEEN THE BORROWER, GUARANTORS, AND LENDER, ANY CLAIM OF BREACH OF THE DUTY OF GOOD FAITH AND FAIR DEALING BASED ON, AMONG OTHER THINGS, THE RELEASED PARTIES’ EXERCISE OF DISCRETION UNDER THE LOAN DOCUMENTS, AND ANY USURY OR LENDER LIABILITY CLAIMS OR DEFENSES. THE LOAN PARTIES HEREBY REPRESENT AND WARRANT THAT, ON BEHALF OF THEMSELVES AND THEIR SUCCESSORS, ASSIGNS AND LEGAL REPRESENTATIVES, THEY HAVE NOT SOLD, CONVEYED, ASSIGNED, PLEDGED, HYPOTHECATED, OR OTHERWISE ENCUMBERED ALL OR ANY PART OF THE CLAIMS RELEASED IN THIS SECTION. THE LOAN PARTIES HEREBY ACKNOWLEDGE AND AGREE THAT, ON BEHALF OF THEMSELVES AND THEIR SUCCESSORS, ASSIGNS AND LEGAL REPRESENTATIVES, THE RELEASED PARTIES HAVE AT ALL TIMES ACTED IN GOOD FAITH WITH REGARD TO THE CONSUMMATION AND ADMINISTRATION OF THE LOAN DOCUMENTS. EACH LOAN PARTY ACKNOWLEDGES AND AGREES THAT, AS OF THE DATE HEREOF, IT DOES NOT HAVE ANY CLAIM AGAINST THE RELEASED PARTIES, EACH OF WHICH SUCH LOAN PARTY, ON BEHALF OF ITSELF AND ITS SUCCESSORS, ASSIGNS AND LEGAL REPRESENTATIVES, HEREBY EXPRESSLY WAIVES. EACH LOAN PARTY HEREBY CONFIRMS THAT THE FOREGOING WAIVER AND RELEASE IS AN INFORMED WAIVER AND RELEASE AND IS BEING FREELY GIVEN.

(b)
EACH LOAN PARTY FURTHER AGREES, ON BEHALF OF ITSELF AND ITS SUCCESSORS, ASSIGNS, AND LEGAL REPRESENTATIVES, NOT TO COMMENCE, JOIN IN, INSTITUTE, PARTICIPATE, OR PROSECUTE ANY LAWSUIT, ACTION OR OTHER PROCEEDING, WHETHER JUDICIAL, ADMINISTRATIVE OR OTHERWISE (“PROCEEDING”), ADVERSE TO THAT OF ANY OF THE RELEASED PARTIES ARISING DIRECTLY OR INDIRECTLY FROM ANY OF THE FOREGOING MATTERS, INCLUDING WITHOUT LIMITATION, ANY PROCEEDING TO COLLECT OR ENFORCE ANY CLAIM. IF ANY LOAN PARTY OR ANY OF ITS SUCCESSORS, ASSIGNS, OR LEGAL REPRESENTATIVES VIOLATES THE FOREGOING COVENANT, THE LOAN PARTIES HEREBY AGREE, ON BEHALF OF THEMSELVES AND THEIR SUCCESSORS AND ASSIGNS, TO JOINTLY AND SEVERALLY PAY, IN ADDITION TO ANY DAMAGES AS ANY RELEASED PARTY MAY SUSTAIN AS A RESULT OF SUCH VIOLATION, ALL ATTORNEYS’ FEES AND COSTS INCURRED BY ANY RELEASED PARTY AS A RESULT OF SUCH VIOLATION. THE LOAN PARTIES HEREBY ASSIGN AND CONVEY UNEQUIVOCALLY TO THE LENDER, ANY AND ALL DEFENSES, COUNTERCLAIMS, OFFSETS, CROSS-CLAIMS, CLAIMS, AND DEMANDS OF ANY KIND EXISTING AS OF THE DATE OF THIS AGREEMENT, INCLUDING, WITHOUT LIMITATION, ANY FRAUD, USURY, TORTIOUS INTERFERENCE, OR LENDER LIABILITY CLAIMS OR DEFENSES, WHETHER KNOWN OR UNKNOWN AND WHENEVER AND HOWSOEVER ARISING, RELATING TO THE

Loan Documents or any past relationship between any of the Loan Parties and the Lender.

SECTION 11. Costs and Expenses. Borrower agrees to pay promptly on demand all out-of-pocket costs and expenses of Lender in connection with the preparation, execution and delivery of this Agreement and the other instruments and documents to be delivered hereunder (including, without limitation, the reasonable fees and expenses of counsel for Lender) in accordance with the terms of the Credit Agreement.

SECTION 12. Execution in Counterparts. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement. Delivery of an executed counterpart of a signature page to this Agreement by facsimile or in electronic (i.e., “pdf” or “tif”) format shall be effective as delivery of a manually executed counterpart of this Agreement.

SECTION 13. Legal Counsel. The Loan Parties have had the benefit of, or the opportunity to obtain, legal counsel throughout its dealings with Lender and the Lender’s agents in connection with the administration and enforcement of the Loan Documents by the Lender and the Lender’s agents and the execution and delivery of this Agreement and the Loan Documents.

SECTION 14. Time is of the Essence. The Loan Parties further acknowledge that TIME IS OF THE ESSENCE with respect to the time for performance of the terms and provisions of this Agreement. The Loan Parties shall not be given any grace period within which to cure any default or breach under this Agreement except as explicitly provided herein.

SECTION 15. Waiver, Amendment, and Entirety of Agreement. No waiver of or consent to any departure from any provision hereof shall be effective unless in writing and signed by the authorized representative of the party against whom such a waiver or consent is asserted and shall be effective only in the specific instance and for the purpose for which given and to the extent specified in such writing. No delay or omission by any party hereto to exercise any right or remedy upon the happening of any default hereunder shall impair such right or remedy or be deemed to be a waiver of such default. This Agreement embodies the entire agreement and understanding between the parties hereto with respect to the subject matter of this Agreement and supersedes all prior and contemporaneous negotiations, agreements, and understandings relative to such subject matter.

SECTION 16. No Reliance. Loan Parties acknowledge and agree that neither the Lender nor any of their officers, directors, members, managers, representatives, attorneys, or agent has made any representations or warranties to the Loan Parties or any of its officers, directors, representatives, agents, or employees except as expressly set forth herein, and, in making their decision to enter into this Agreement, the Loan Parties are not relying on any representation, warranty, covenant, or promise of Lender or its officers, directors, members, managers, attorneys, agents, or representatives other than as expressly set forth herein.

SECTION 17. Further Assurances. The Loan Parties shall execute any and all agreements, instruments, and documents, and shall take such further actions as may be reasonably necessary in the opinion of the Lender to fully effectuate this Agreement.

SECTION 18. WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PERSON HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PERSON WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

SECTION 19. Governing Law. This Agreement and the other Loan Documents (except as otherwise specified therein), and any claim, controversy, dispute or cause of action (whether in contract,

tort or otherwise) based upon, arising out of or relating to this Agreement or any Loan Document, and the rights and duties of the parties hereto, shall be governed by and construed and determined in accordance with the internal laws of the State of Georgia.

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers thereunto duly authorized, as of the date first above written.

“Borrower”

ERIN PROPERTY HOLDINGS, LLC,

a Georgia limited liability company

By: Name: Title:

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers thereunto duly authorized, as of the date first above written.

“Guarantors”

ERIN NURSING, LLC,

a Georgia limited liability company

By: (SEAL)

Name:

Title:

REGIONAL HEALTH PROPERTIES, INC,

a Georgia corporation

By: (SEAL)

Name:

Title:

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers thereunto duly authorized, as of the date first above written.

“Lender”

CADENCE BANK, a Mississippi bank, as successor by name change to BancorpSouth Bank, as successor by merger to Cadence Bank, N.A., as successor by merger to State Bank and Trust Company, as successor by merger to Bank of Atlanta

By: (SEAL)

Name:

Title: